Exhibit 10.25

Loan Cooperation Agreement
Date: August 5, 2010
Lender (Party A) : Fremery Holdings Ltd.

909 North Tower, Concordia Plaza, 1 Science Museum Road, TST East, Kowloon, Hong Kong.
Authorized Representative:  K.P. Chan

Borrower (Party B) : China Armco Metals, Inc.

One waters park drive, suite 98, San Mateo CA 94403
Authorize Representative: Kexuan Yao

After friendly consultations conducted between Party A and Party B, Party A has agreed to provide loans to Armco & Metawise (HK) Ltd., a Hong Kong based subsidiary of Party B.

The terms are as follows:

1.	Party A agreed to provide US$1,500,000 (UD Dollars one million five hundred thousand only) to Armco & Metawise (HK) Ltd. With account as follows:

Account Name: Armco & Metawise (HK) Ltd.
Company Address:
1407 China Resources Building, 26 Harbour Road,
Wanchai, Hong Kong
Bank Name:  Raiffeisen Zentralbank Oesterreich AG (Beijing branch)
Full Address of the Bank:
200 Beijing International Club 21 Jianguormenwai
Jiajie Beijing 100020 PR, China
Bank SWIFT: RZBACNBJ
Bank Account Number: 19887

2.	Loan Period: One Month

3.	Interest: Interest to be 15% annually and 30% annually for the period after one month but maximum not more than 90 days

Lender (Party A) : Fremery Holdings Ltd.

/s/K.P. Chan
Authorized Representative: K.P. Chan

Borrower (Party B) : China Armco Metals, Inc.

/s/Kexuan Yao
Authorized Representative: Kexuan Yao